UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012

SCOTT’S LIQUID GOLD-INC.

(Exact name of Registrant as specified in its charter)

Colorado	001-13458	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4880 Havana Street, Denver, CO	80239
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 373-4860

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Shareholders (the “Annual Meeting”) was held on May 16, 2012.

Proposal 1: Election of Directors

At the Annual Meeting, the shareholders of the Company (the “Shareholders”) elected each of the following individuals to serve on the Board of Directors for a term of one year, or until his successor is duly elected and qualified. The votes for Proposal 1 were cast as follows:

Nominees	Votes For	Withheld
Mark E. Goldstein	4,842,560	2,794,800
Jeffrey R. Hinkle	4,850,180	2,787,180
Dennis H. Field	4,851,880	2,785,480
Jeffry B. Johnson	4,852,480	2,784,880
Gerald J. Laber	4,852,180	2,785,180
Philip A. Neri	4,852,430	2,784,930

Proposal 2: Non-binding Vote to Implement Cumulative Voting

At the Annual Meeting, the Shareholders did not approve the non-binding vote to implement cumulative voting. The votes for Proposal 2 were cast as follows:

Votes
Votes For	1,358,441
Votes Against	6,253,676
Abstentions	25,243

Proposal 3: Non-binding Vote to Amend the Company’s Bylaws to Separate the Functions of Chief Executive Officer and Chairman

At the Annual Meeting, the Shareholders did not approve the non-binding vote to amend the Company’s Bylaws to separate the functions of Chief Executive Officer and Chairman, which was presented at the Annual Meeting by a Shareholder. The votes for Proposal 3 were cast as follows:

Votes
Votes For	340,000
Votes Against	7,264,861
Abstentions	0

Proposal 4: Vote to Amend the Company’s Bylaws to Eliminate Advance Notice Provisions

At the Annual Meeting, the Shareholders did not approve the vote to amend the Company’s Bylaws to eliminate the advance notice provisions contained therein, which was presented at the Annual Meeting by a Shareholder. The votes for Proposal 4 were cast as follows:

Votes
Votes For	340,000
Votes Against	7,264,861
Abstentions	0

Proposal 5: Vote to Amend the Company’s Bylaws to Eliminate Requirements Regarding Shareholder Nominations

At the Annual Meeting, the Shareholders did not approve the vote to amend the Company’s Bylaws to eliminate the requirements regarding shareholder nominations of directors contained therein, which was presented at the Annual Meeting by a Shareholder. The votes for Proposal 5 were cast as follows:

Votes
Votes For	340,000
Votes Against	7,264,861
Abstentions	0

Proposal 6: Non-binding Vote to Prohibit the Issuance of Stock Options with a Strike Price that is Less than the Most Recent Quarterly Calculation of Shareholders’ Equity Per Share

At the Annual Meeting, the Shareholders did not approve the non-binding vote to prohibit the issuance of stock options with a strike price that is less than the most recent quarterly calculation of shareholders’ equity per share, which was presented at the Annual Meeting by a Shareholder. The votes for Proposal 6 were cast as follows:

Votes
Votes For	340,000
Votes Against	7,264,861
Abstentions	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTTS LIQUID GOLD-INC.

Date: May 21, 2012	/s/ Barry J. Levine
By: Barry J. Levine
Chief Financial Officer and Chief Operating Officer